EXHIBIT 10



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment Number 27 to the Registration Statement (Form N-1A) (No. 33-25716) of The Chapman Funds, Inc. of our report dated December 7, 2001, included in the 2001 Annual Report to shareholders of U.S. Treasury Money Fund.

                                                        ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 25, 2002